UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K/A
(Amendment No.1)

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2018

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Tanger Factory Outlet Centers, Inc. (“the Company”) under Item 2.02 on February 13, 2018.

Item 2.02   Results of Operations and Financial Condition

The registrant is filing this Current Report on Form 8-K/A solely to replace Exhibit 99.1 attached to the Form 8-K filed by the Registrant on February 13, 2018. The revised Exhibit 99.1 attached hereto revises the sixth bullet point under the section subheading, “Earnings Guidance for 2018”, to read “Interest expense for the year for the consolidated portfolio of $64.0 million to $66.0 million, and our share of interest expense in the unconsolidated portfolio of $6.0 million to $7.0 million”.

A copy of the Company’s revised press release is furnished as Exhibit 99.1 to this report on Form 8-K/A. The information contained in this report on Form 8-K/A, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
99.1	Revised press release announcing the results of operations and financial condition of the Company as of and for the quarter ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2018

TANGER FACTORY OUTLET CENTERS, INC.

By:    /s/ James F. Williams
James F. Williams
Senior Vice President, Chief Financial Officer